UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2016
CAREY WATERMARK INVESTORS 2 INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
On July 13, 2016, a wholly-owned subsidiary of Carey Watermark Investors 2 Incorporated (“CWI 2”) completed the acquisition of the San Jose Marriott from SP6 San Jose Hotel Lessee, LLC, an unaffiliated third party. The 510-guestroom San Jose Marriott will continue to be managed by Marriott International, Inc. CWI 2’s total investment in the property is approximately $167.5 million, including a $154.0 million purchase price and approximately $7.7 million of acquisition-related costs and $5.8 million of planned capital improvements.

CWI 2 obtained $88.0 million in non-recourse debt financing, with a floating annual interest rate of London Interbank Offered Rate plus 2.75% (3.23% initial rate), which is subject to an interest rate cap, and a maturity date of July 12, 2019 (with two 1-year extension options). The loan is interest-only for the first 36 months.

The foregoing description does not purport to be complete and is subject to, and qualified its entirety by, reference to the (i) Purchase and Sale Agreement, dated as of May 13, 2016, by and among SP6 San Jose Hotel Owner, LLC, a Delaware limited liability company, and SP6 San Jose Hotel Lessee, LLC, a Delaware limited liability company, collectively, as Seller, and CWI 2 San Jose Hotel, LP, a Delaware limited partnership, as Purchaser, and (ii) Amendment to Purchase and Sale Agreement, dated as of June 13, 2016, by and among SP6 San Jose Hotel Owner, LLC, a Delaware limited liability company, and SP6 San Jose Hotel Lessee, LLC, a Delaware limited liability company, collectively, as Seller, and CWI 2 San Jose Hotel, LP, a Delaware limited partnership, as Purchaser. Copies of the agreements are filed hereto as Exhibits 10.1 and 10.2 are incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.
(a) and (b)
Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.
(d) Exhibits
Exhibit No.        Description

10.1
Purchase and Sale Agreement, dated as of May 13, 2016, by and among SP6 San Jose Hotel Owner, LLC, a Delaware limited liability company, and SP6 San Jose Hotel Lessee, LLC, a Delaware limited liability company, collectively, as Seller, and CWI 2 San Jose Hotel, LP, a Delaware limited partnership, as Purchaser.

10.2
Amendment to Purchase and Sale Agreement, dated as of June 13, 2016, by and among SP6 San Jose Hotel Owner, LLC, a Delaware limited liability company, and SP6 San Jose Hotel Lessee, LLC, a Delaware limited liability company, collectively, as Seller, and CWI 2 San Jose Hotel, LP, a Delaware limited partnership, as Purchaser.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date:	July 19, 2016	By:	/s/ Noah K. Carter
Noah K. Carter
Controller and Principal Accounting Officer

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